                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



     Date of Report (Date of earliest event reported):  November 15, 1999


                          NEUROMEDICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


     Delaware                      0-26984                      13-3526980
 (State or other            (Commission File No.)           (I.R.S. Employer
  jurisdiction                                              Identification No.)
of incorporation)


   10 Mountain View Road, Suite C-100
        Upper Saddle River, NJ                                  07458-1933
(Address of principal executive offices)                        (Zip Code)




      Registrant's telephone number, including area code:  (201) 934-0660

ITEM 5.  Other Events.
----------------------

     Neuromedical Systems, Inc. (the "Company") hereby files under Form 8-K portions of the Company's monthly operating report for October of 1999 as filed on November 15, 1999 with the United States Trustee's Office and the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court" and such report, the "Monthly Report"). Attachments to the Monthly Report as filed with the Bankruptcy Court may be obtained upon request to the Company at the address set forth on the cover page to this Form 8-K or through the Bankruptcy Court at 824 North Market Street, Wilmington, DE 19801.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this 30th day of November, 1999.

                            NEUROMEDICAL SYSTEMS, INC.


                            By:   /s/ Thomas McFarland
                                  ---------------------------------
                                  Thomas McFarland
                                  Acting Chief Financial Officer

                                 ACCRUAL BASIS-2
                            COMPARATIVE BALANCE SHEET
                                 FOURTH QUARTER

ASSETS                                                             MONTH            MONTH             MONTH
                                                             ----------------------------------------------------
                                                                  OCTOBER          NOVEMBER         DECEMBER
                                                             ----------------------------------------------------
  CASH                                                              3,487,904
  ACCOUNTS RECEIVABLE, NET                                             87,397
  INVENTORY
  NOTES RECEIVABLE                                                    191,852
  PREPAID EXPENSES
  OTHER (ATTACH LIST)                                               5,513,200
  TOTAL CURRENT ASSETS                                              9,280,353           -                -
  PROPERTY, PLANT & EQUIPMENT                                      18,855,977
  LESS: ACCUMULATED DEPRECIATION/DEPLETION                        (18,757,733)
  NET PROPERTY, PLANT & EQUIPMENT                                      98,244           -                -
  DUE FROM AFFILIATES & INSIDERS                                       45,186
  INTANGIBLES                                                        (270,700)
  OTHER (ATTACH LIST)                                                  53,635
  TOTAL ASSETS                                                      9,206,718           -                -
-----------------------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
  ACCOUNTS PAYABLE                                                     10,557
  TAXES PAYABLE
  NOTES PAYABLE
  PROFESSIONAL FEES
  SECURED DEBT
  DUE TO AFFILIATES & INSIDERS
  OTHER (ATTACH LIST)
  TOTAL POSTPETITION LIABILITIES                                       10,557           -                -
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
  SECURED DEBT                                                      2,866,239
  PRIORITY DEBT
  UNSECURED DEBT
  OTHER (ATTACH LIST)                                               2,811,707
  TOTAL PREPETITION LIABILITIES                                     5,677,946           -                -
  TOTAL LIABILITIES                                                 5,688,503           -                -
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
  OWNERS' PREPETITION EQUITY                                          (86,028)
  POSTPETITION CUMULATIVE PROFIT OR (LOSS)                          3,604,243           -                -
  TOTAL EQUITY (DEFICIT)                                            3,518,215           -                -
  TOTAL LIABILITIES & OWNERS' EQUITY                                9,206,718           -                -

                                 ACCRUAL BASIS-2
                   COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                                4TH QUARTER 1999

                                                                           MONTH            MONTH            MONTH
                                                                     ---------------------------------------------------
                                                                          OCTOBER         NOVEMBER         DECEMBER
                                                                     ---------------------------------------------------

 PREPAIDS:
 A/R EXCHANGE - REVIEW STATIONS
 PREPAID EXPENSES                                                           118,094
 PREPAID INSURANCE                                                           39,781
 EMPLOYEE RECEIVABLES                                                         3,628
 INTEREST RECEIVABLE - OTHER
 SECURITY DEPOSITS SHORT TERM                                                30,349
                                                                     ---------------------------------------------------
                                            TOTAL PREPAIDS                  191,852         -                -
                                                                     ---------------------------------------------------

 OTHER
 INVESTMENTS HELD FOR SALE                                                5,513,200
 DUE FROM AFFILIATES AND INSIDERS:
 ISRAEL                                                                  11,934,767
 NETHERLANDS
 EUROPE
 ACE
 HONGKONG
 AUSTRALIA
 ASIA PACIFIC
 OVERSEAS HOLDING                                                            50,000
 OVERSEAS GROUP                                                              50,000
 RESERVE FOR UNCOLLECTIBLE INTERCOMPANY OBLIGATIONS                     (12,034,767)
 PAUL SOHMER                                                                 45,186
                                                                     ---------------------------------------------------
                          DUE FROM AFFILIATES AND INSIDERS                   45,186         -                -
                                                                     ---------------------------------------------------

 OTHER:
 SECURITY DEPOSITS LONG TERM                                                 53,635
                                                                     ---------------------------------------------------
                                               TOTAL OTHER                   53,635         -                -
                                                                     ---------------------------------------------------
 OTHER:
 ACCOUNTS PAYABLE                                                           913,809
 NOTE PAYABLE - BIRD FOUNDATION                                             120,096
 INTERCOMPANY A/P - HONGKONG
 ACCRUED COMPENSATION                                                       645,100
 ACCRUED VACATION                                                            84,602
 ACCRUED ADVERTISING
 ACCRUED AUDIT                                                               32,960
 ACCRUED CONSULTING                                                          76,500
 ACCRUED INTEREST                                                            47,133
 ACCRUED LEGAL                                                               88,064
 ACCRUED MISCELLANEOUS                                                      101,256
 ACCRUED OTHER                                                               39,185
 ACCRUED TAXES                                                               54,737
 ACCRUED RESTRUCTURING                                                      608,265
 ACCRUED PAYROLL TAXES
 ACCRUED PENSION PLAN PAYABLE
 ACCRUED SALES TAX PAYABLE                                                        -
                                                                     ---------------------------------------------------
                                               TOTAL OTHER                2,811,707         -                -
                                                                     ---------------------------------------------------

 POSTPETITION CUMULATIVE PROFIT OR LOSS
 CUMULATIVE RESULTS OF OPERATION                                          7,541,043
 UNREALIZED GAIN (LOSS) ON INVESTMENTS HELD FOR SALE                     (3,936,800)
                                                                     ---------------------------------------------------
                                                     TOTAL                3,604,243         -                -
                                                                     ---------------------------------------------------

                                 ACCRUAL BASIS-3
                                INCOME STATEMENT
                                 FOURTH QUARTER

REVENUES                                                MONTH            MONTH             MONTH
                                                  --------------------------------------------------------------
                                                       OCTOBER          NOVEMBER          DECEMBER
                                                  --------------------------------------------------------------
GROSS REVENUES                                           8,904
LESS: RETURNS & DISCOUNTS
                                                  --------------------------------------------------------------
NET REVENUE                                              8,904             -                  -
----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------
BEGINNING INVENTORY                                                                           -
ADD: PURCHASES
LESS: ENDING INVENTORY                                                     -                  -
COST OF GOODS SOLD                                         -               -                  -
                                                  --------------------------------------------------------------
GROSS PROFIT                                             8,904             -                  -
----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------
OFFICER/INSIDER COMPENSATION
DIRECT LABOR/SALARIES                                   50,312
PAYROLL TAXES                                            2,480
RENT & LEASE EXPENSE                                     9,383
INSURANCE                                               11,311
DEPRECIATION/DEPLETION/AMORTIZATION
GENERAL & ADMINISTRATIVE                                 1,494
OTHER (ATTACH LIST)                                     12,853
TOTAL OPERATING EXPENSES                                87,833             -                  -
                                                  --------------------------------------------------------------
OPERATING INCOME                                       (78,929)            -                  -
----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
OTHER INCOME (ATTACH LIST)                               9,712
OTHER EXPENSES (ATTACH LIST)
INTEREST EXPENSE
OTHER (ATTACH LIST)
                                                  --------------------------------------------------------------
NET OTHER INCOME & EXPENSES                              9,712             -                  -
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
PROFESSIONAL FESS                                       11,127
U.S. TRUSTEE FEES                                        5,000
OTHER (ATTACH LIST)
TOTAL REORGANIZATION EXPENSES                           16,127             -                  -
INCOME TAX
                                                  --------------------------------------------------------------
NET PROFIT (LOSS)                                      (85,344)            -                  -

                                                    ACCRUAL BASIS-3
                                                    INCOME STATEMENT
                                                    4TH QUARTER 1999

                                                                   MONTH            MONTH             MONTH
                                                            -----------------------------------------------------
                                                                  OCTOBER         NOVEMBER          DECEMBER
                                                            -----------------------------------------------------
  OTHER EXPENSES:
  LIFE AND HEALTH INSURANCE
  TRAVEL AND ENTERTAINMENT                                            108
  DUES AND SUBSCRIPTIONS
  RELOCATION COSTS
  REPAIRS AND MAINTENANCE
  FREIGHT AND DELIVERIES                                            1,711
  COMPUTER EXPENSES                                                    75
  EQUIPMENT LEASING                                                 2,954
  AUTO EXPENSES
  PAYROLL FEES                                                        309
  CLINICAL TRIALS
  CONSULTANTS                                                       2,112
  CONTRACTED SERVICES                                               1,445
  LEGAL- REFUND FROM INSURANCE CO.
  SUPPLIES AND MOVING                                               1,634
  TELEPHONE AND COMMUNICATIONS                                      2,505
  TAXES AND FEES
  ASSET WRITE DOWN
  OTHER LEGAL
  ROYALTIES

                                                            -----------------------------------------------------
                                    TOTAL OTHER EXPENSE            12,853           -                 -
                                                            -----------------------------------------------------

  OTHER INCOME:
  SALE OF EQUIPMENT
  MANAGEMENT FEES-AUSTRALIA
  INTERCOMPANY SETTLEMENT
  INTEREST                                                          9,712
                                                            -----------------------------------------------------
                                     TOTAL OTHER INCOME             9,712          -                 -
                                                            -----------------------------------------------------

  OTHER :
  PENALTY FOR EARLY EXTINGUISHMENT
  OF DEBT

                                                            -----------------------------------------------------

                                            TOTAL OTHER                  -         -                 -
                                                            -----------------------------------------------------




Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:

                                             MONTH            MONTH             MONTH
                                       -----------------------------------------------------
                                            OCTOBER         NOVEMBER          DECEMBER
                                       -----------------------------------------------------
 Checking                                     644,870
 Money Market                               2,822,328
 Payroll                                        8,825
 Morgan Stanley Dean Witter                     8,632
 Merrill Lynch                                    561
 Certificates of Deposit                           61
 Citifunds                                      2,627
 Investment                                      -
                                       ------------------------------------------------------
             TOTAL                          3,487,904         -                  -
                                       ------------------------------------------------------

Debtor:  Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.:  99-703 (PJW)
FOURTH QUARTER

CASH RECEIPTS AND DISBURSEMENTS                                   MONTH            MONTH            MONTH
                                                            ---------------------------------------------------
                                                                 OCTOBER         NOVEMBER         DECEMBER
                                                            ---------------------------------------------------
CASH - BEGINNING OF MONTH                                        3,499,457
---------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------
CASH SALES
ACCOUNTS RECEIVABLE COLLECTIONS                                     30,620
LOANS & ADVANCES
SALE OF ASSETS                                                      49,250
LEASE & RENTAL INCOME
WAGES
OTHER (ATTACH LIST)                                                  9,504
                                                            ---------------------------------------------------
TOTAL RECEIPTS                                                      89,374          -                -
---------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------
NET PAYROLL                                                         54,492
PAYROLL TAXES PAID                                                  20,251
SALES, USE & OTHER TAXES PAID
INVENTORY PURCHASES
MORTGAGE PAYMENTS
OTHER SECURED NOTE PAYMENTS
RENTAL & LEASE PAYMENTS                                              1,191
UTILITIES                                                            5,420
INSURANCE                                                              191
VEHICLE EXPENSES
TRAVEL
ENTERTAINMENT
REPAIRS & MAINTENANCE
SUPPLIES                                                             1,126
ADVERTISING
HOUSEHOLD EXPENSES
CHARITABLE CONTRIBUTIONS
GIFTS
OTHER (ATTACH LIST)                                                  3,212
                                                            ---------------------------------------------------
TOTAL                                                               85,884          -                -
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                   10,043
U.S. TRUSTEE FEES                                                    5,000
OTHER (ATTACH LIST)
TOTAL                                                               15,043          -                -
TOTAL DISBURSEMENTS                                                100,927          -                -
NET CASH FLOW                                                      (11,553)         -                -
                                                            ---------------------------------------------------
CASH - END OF MONTH                                              3,487,904          -                -


CASH RECEIPTS - OTHER                                    OCTOBER         NOVEMBER         DECEMBER
                                                      -------------------------------------------------
RETURN OF LOC FUNDS FROM LANDLORD
COBRA
MANAGEMENT FEES
INSURANCE
NET SETTLEMENT WITH INTERCOMPANY
REFUND POSTAGE
BANK INTEREST                                                 9,504
MISCELLANEOUS REFUNDS
TAX REFUND
                                                      ------------------------------------------------
TOTAL OTHER CASH RECEIPTS                                     9,504                -                -
                                                      ------------------------------------------------


CASH DISBURSEMENTS - OTHER                                OCTOBER         NOVEMBER         DECEMBER
                                                      -------------------------------------------------
401 K
CLINICAL TRIAL
CORPORATE SERVICES                                            1,494
CONTRACTED SERVICES                                           1,105
COMPUTER                                                         75
PAYROLL SERVICES                                                219
SHIPPING                                                        234
FEES                                                             85
SETTLEMENT SALE
FILING FEES/LEGAL
                                                      ------------------------------------------------
TOTAL OTHER CASH DISBURSEMENTS                                3,212           -                -
                                                      ------------------------------------------------